Exhibit 10.1
                                                                    ------------


                               CAPACITY AGREEMENT

                                     BETWEEN

                             VERIZON NORTHWEST INC.

                                       AND

                               CYPOST CORPORATION


                                     FOR THE


                               STATE OF WASHINGTON




                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -1-                        January 4, 2001

                              CAPACITY AGREEMENT


THIS AGREEMENT is made and entered into by and between Verizon Northwest Inc. (f/k/a GTE Northwest Incorporated) (hereinafter "VERIZON") and CyPost Corporation (hereinafter "CYPOST") for VERIZON to provide certain telecommunications capacity to CYPOST outside of VERIZON's filed exchanges. VERIZON and CYPOST are sometimes referred to collectively as the "Parties" or individually as a "Party".

In consideration of the mutual covenants and agreements contained herein, the Parties hereby agree as follows:


1.0 Provision of Service - VERIZON will provide CYPOST the circuit facilities (the "Services") described in the Service Attachment from the border of VERIZON's filed exchanges to CYPOST's facilities or access provider's facilities located at 2001 6th Avenue, Seattle, Washington, located out of VERIZON's filed exchanges.

          1.1 For the Service identified in the Service Attachment, CYPOST will submit an Access Service Request ("ASR") form to provision the Services and to specify the in-service date within thirty (30) days of execution of this Agreement unless otherwise agreed to in writing by both Parties.

                    1.1.1 In the event CYPOST elects to order additional capacity from locations set forth in Schedule One subsequent to execution of this Agreement, CYPOST will submit an ASR form to provision circuits and to specify the in-service date. Each such accepted ASR shall form a part of this Agreement subject to the terms and conditions hereof. Additional capacity requiring special construction shall require an Addendum to this Agreement.

          1.2 The Parties mutually agree to adopt the provisions of the GTOC Tariff FCC No. 1 (to include changes to the tariff that are made during the term of this Agreement) for the services covered by this Agreement, except as otherwise stated in this Agreement. (Note: The GTOC Tariff FCC No. 1, including applicable rates and charges, will govern for service located in VERIZON's filed exchanges.) The parties deem the services to be jurisdictionally interstate.


          1.3 When Service is delivered on or after the committed due date of the ASR by VERIZON, billing will either commence on the date of CYPOST acceptance of the Service or, if CYPOST is not ready to accept the Service, CYPOST agrees to accept commencement of billing by the 1st day of the month following the date of VERIZON's notification to CYPOST of the Service completion, whichever is sooner.

2.0       Term, Termination and Effective Date

          2.1 This Agreement shall become effective on the date this Agreement is fully executed by both Parties and shall continue in effect for one (1) year (the Initial Term). After the Initial Term this Agreement will continue in effect until either Party gives the other Party at least ninety (90) calendar days' prior written notice of termination of the Agreement. The service term for each Service set forth in the Service Attachment shall begin on the in


                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -2-                        January 4, 2001
                    service date on the ASR and shall continue in effect for the term set forth in the Service Attachment (the Service Commitment Term).

                    2.1.1 Early Termination. If CYPOST desires to terminate either this Agreement or any specific Services provided in the Service Attachment or subsequent additional capacity order via ASR under this Agreement and before expiration of the Service Commitment Term or does not submit an ASR as set forth in Section 1.1, a termination charge shall apply as follows:

                              2.1.1.1 Monthly Recurring Charges other than Special Construction. A Termination charge shall apply to the remaining monthly recurring charges set out in Schedule One (other than monthly recurring charges identified for special construction) at the percentage outlined below:

                                        Termination Charge Percentage to be
                 Termination During    Applied to the Remaining Monthly Payments
                 ------------------    -----------------------------------------
                     Year 1                            40%
                     Year 2                            35%
                     Year 3                            30%
                     Year 4+                           25%

          2.2 In the event of termination of this Agreement by VERIZON after the Initial Term of the Agreement, any Service Commitment Term which extends beyond the effective date of such termination shall remain in effect for the agreed upon time period, as outlined in the Service Attachment, subsequent Addendums, and/or ASRs, subject to all of the terms and conditions of this Agreement.

3.0       Price and Payment

          3.1 Pricing for the Service provided by VERIZON under this Agreement consists of a monthly recurring charge ("MRC") for transport (this will include the facility mileage and related facility terminations) and a non-recurring charge ("NRC") for initial service installation. VERIZON sonet transport is not usage based.

          3.2 Additional capacity added subsequent to the execution of this Agreement by ASR will be treated as an addendum and charges for the Services outlined in Schedule One will be applied.

          3.3 Available services, terms, and pricing are set out in Schedule One. CYPOST's selected Services, Service Commitment Terms, and pricing are set out in the Service Attachment.

          3.4 VERIZON will bill CYPOST for provision of service. Bills will be sent to an address provided by CYPOST. Acceptable billing media are paper, magnetic tape or common electronic media currently in use by both Parties.

4.0 Responsibilities of CYPOST - In addition to the obligations described elsewhere in this Agreement and as set out in the GTOC Tariff FCC No. 1, CYPOST will be responsible for:

          4.1 The delivery of traffic from the designated "meet-me-room" or other special construction location as set forth in the Service Attachment to the CYPOST switch. CYPOST is also

                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -3-                        January 4, 2001
                    responsible for ensuring that VERIZON has access to the facilities for maintenance and provisioning of Service.

          4.2       Creation of specific Common Language Location Identification
                    (CLLI) code to depict the Access Customer Terminal Location
                    (ACTL).

5.0 Responsibilities of VERIZON - In addition to the obligations described elsewhere in this Agreement and as set out in the GTOC Tariff FCC No. 1, VERIZON will be responsible for:

          5.1 Testing and maintaining the circuits provided under this Agreement based on VERIZON standards.

          5.2 Maintenance of engineering and equipment hardware assignment records associated with the out-of-franchise facility.

          5.3 Notifying CYPOST fifteen (15) calendar days in advance of any scheduled maintenance or installation activity that could affect the quality of Service being provided to CYPOST. This notification does not apply to trouble reporting or day-to-day maintenance activity required to maintain quality Service for all of the customers of VERIZON.

6.0 Joint Cooperative Responsibilities - VERIZON and CYPOST will work cooperatively on the following items:

          6.1 Repair testing and fault isolation to identify the location of a network problem (CYPOST network vs. VERIZON network).

          6.2 Both Parties agree to provide to the other contact lists and trouble escalation requirements for trouble report resolution.

          6.3 Both Parties will work together to provide sufficient information required to resolve reported troubles. It is recognized that trouble can exist in either Party's network and that the information provided by a party will conform to the other's existing system and infrastructure platforms. The information reported by a party will be specific to individual network troubles. Trouble reports by a party will not need to conform to the automated format of the other party's trouble-reporting system.

7.0       Maintenance of Service

          7.1 Upon discovering trouble in the Service, each Party will use commerically reasonable efforts to isolate and repair the service trouble if determined to be in its network. Each Party will assist the other in isolating and clearing reported trouble so as to expedite the restoration of Service.

          7.2 VERIZON is responsible for maintaining and managing the network provided by VERIZON as part of the Service. VERIZON may apply protective network management controls as a result of unexpected occurrences including, but not limited to, failure or overload of VERIZON or CYPOST facilities due to natural disaster or national security demands.

          7.3 VERIZON reserves the right to groom facilities onto or off of various facilities it controls. VERIZON may choose to groom the entire traffic onto a different transmission system.

                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -4-                        January 4, 2001

                    VERIZON will notify CYPOST thirty (30) calendar days prior to such an event and will work to minimize operational impacts.

8.0       Assignment

          Except for assignments and delegations to a parent company, a wholly owned subsidiary, or a wholly owned subsidiary of a parent company, which shall not require consent of the other Party, any assignment by either Party of any right, obligation or duty, in whole or in part, interest hereunder shall be void without the written consent of the other Party. Such consent shall not be unreasonably withheld. All obligations and duties of any Party under this Agreement shall be binding on all successors in interest and permitted assigns of such Party.

9.0       Amendment and Waivers

          This Agreement, including any exhibits or attachments hereto, may be modified or additional provisions may be added by written agreement signed by or on behalf of both Parties. No amendment or waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by both parties. In addition, no course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement shall be construed as a modification or waiver of such term, right, or condition. In the event VERIZON and CYPOST subsequently agree that VERIZON shall provide additional or enhanced services not otherwise described in this Agreement, then the Parties will, by appropriate addenda, provide for such services and their cost and make the same subject to the terms and conditions of this Agreement.

10.0      No Offer

          Submission of this Agreement for examination or signature does not constitute an offer by VERIZON for the provision of the Services described herein. This Agreement shall be effective only upon execution by both Parties as provided in Section 2.1.

11.0      Governing Law

          This Agreement is to be governed and construed according to the laws of the State of Washington, excluding its choice of law rules.


          *Tariffs under the GTE name continue to be applicable to the companies under the Verizon names.


                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -5-                        January 4, 2001

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be effective as of the day and year last written below.


CYPOST CORPORATION                           VERIZON NORTHWEST INC.
                                             f/k/a GTE NORTHWEST INCORPORATED


By:      /s/ Robert Adams                    By:      /s/ Steven M. Black
   -------------------------------------        -------------------------

Name:      Robert Adams                      Name:   Steven M. Black

Title:     President                         Title:  Vice President - Access
                                                     Product/Platform Management

Date:      January 4, 2001                   Date:   1/20/01


                                             APPROVED AS TO FORM
                                             AND LEGALITY



                                             /s/ M. Walsh
                                             -------------------
                                             ATTORNEY VERIZON

                                             Date: 18 Jan 01



                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -6-                        January 4, 2001

                                                                     Page 1 of 1
                                  Schedule One

                  Available Service Locations/Rates and Charges


1. Service Locations. Services to STTLWAWB are available from the subtending end office of the following nodes:

     -------------------------------------------------------------------------
                                To the meet point at the boundary of Verizon
          From*                  Northwest's franchise area connecting to:
          ----                   ----------------------------------------

          STTLWAWB                BOTHWAXB      Bothell
          STTLWAWB                RDMDWAXA      Redmond

          *Westin Building-2001 6th Avenue, Seattle WA 19th Floor meet-me-room

    --------------------------------------------------------------------------


2.   MRCs Available for Service Locations Above:

     -----------------------------------------------------------------
                          1 Year    3 Year    5 Year    7 Year
                          ------    ------    ------    ------

          DS3             $1,500    $1,300    $1,100    $1,000
          OC3/OC3c        $3,200    $2,800    $2,500    $2,200
          OC12/OC12c      $6,500    $6,100    $5,750    $5,300
          OC48/OC48c     $19,000   $18,000   $17,000   $16,000

          Ref" ICB# WA0001563

     -----------------------------------------------------------------

3.   Non-recurring charges (NRCs) may apply if special construction is required.

4. Separate from and in addition to the charges reflected above, applicable GTOC Tariff FCC No. 1 rates will apply for the in-franchise portion of the service offering. Tariffs under the GTE name continue to be applicable to the companies under the Verizon names.



                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -7-                        January 4, 2001

                                                                     Page 1 of 1
                               Service Attachment

                       Service Locations/Rates and Charges



1.   Service Description(s):


     Route 1

     One (1) DS3 facility between Verizon's Redmond central office (RDMDWAXAH41), located at 7311 148th NE, Redmond, Washington and CYPOST's facility (STTLWAWBN21), located at 2001 6th Avenue, Seattle, Washington, i.e., the Westin Building.



2.   Service Commitment Term and Pricing:

     -------------------------------------------------------------------------
                                                  Service
      Unit  Service   From         To         Commitment Term    MRC  Total MRC
      ----  -------   ----         --         ---------------    ---  ---------

      1       DS3     STTLWAWBN21  RDMDWAXAH41    1 Year       $1,500   $1,500



      (ICB##WA0001563)

     -------------------------------------------------------------------------


3. Separate from and in addition to the charges reflected above, applicable GTOC Tariff FCC No. 1 rates will apply for the in-franchise portion of the service offering. Tariffs under the GTE name continue to be applicable to the companies under the Verizon names.



                               VERIZON PROPRIETARY
                       Capacity Agreement - VERIZON/CYPOST
                                      -8-                        January 4, 2001